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                                                                    EXHIBIT 99.1

                           CERTIFICATION PURSUANT TO
           SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as chief executive officer of Charlotte Russe Holding, Inc. (the "Company"), does hereby certify that to the undersigned's knowledge:

         1) the Company's Quarterly Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) the information contained in the Company's Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

         /s/ BERNARD ZEICHNER
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             Bernard Zeichner
          Chief Executive Officer

April 21, 2003